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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: June 30, 2000
                        (Date of earliest event reported)


                                 U S WEST, Inc.
             (Exact name of registrant as specified in its charter)



        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188




                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)

            (The Exhibits Index is located on page 2 of this report.)


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Item 1.        Changes in Control of Registrant

     On June 30, 2000, U S WEST, Inc., a Delaware corporation ("U S WEST") merged (the "Merger") with and into Qwest Communications International Inc., a Delaware corporation ("Qwest"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 18, 1999, between U S WEST and Qwest. The Merger Agreement was adopted by the shareowners of U S WEST and Qwest at special meetings of their respective shareowners held on November 2, 1999.

     Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each share of U S WEST common stock was converted into the right to receive 1.72932 shares of Qwest common stock and cash in lieu of fractional shares of Qwest.

Item 2-6.     Not applicable.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c) Exhibits

Exhibit 2 -    Agreement and Plan of Merger,  dated as of July 18, 1999, between
               U S WEST and Qwest (incorporated by reference to Exhibit 2 to U S
               WEST Current Report on Form 8-K, dated July 19, 1999).

Item 8.       Not applicable




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           U S WEST, Inc.


                           By: /s/ Thomas O. McGimpsey
                           ----------------------------------------------------
                           Thomas O. McGimpsey
                           Assistant Secretary

Dated:        June 30, 2000